Exhibit 99.2

 3Q14 Investor UpdateJuly 2014  NASDAQ: CASH

 Forward Looking Statements  Corporate Profile: Meta Financial Group, Inc.®, (“Meta Financial” or the “Company”) and its wholly-owned subsidiary, MetaBank™ (the “Bank” or “MetaBank”), may from time to time make written or oral “forward-looking statements,” including statements contained in its filings with the Securities and Exchange Commission (“SEC”), in its reports to stockholders, and in other communications by the Company, which are made in good faith by the Company pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements include statements with respect to the Company’s beliefs, expectations, estimates, and intentions that are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company’s control. Such statements address, among others, the following subjects: future operating results; customer retention; loan and other product demand; important components of the Company’s balance sheet and income statements; growth and expansion; new products and services, such as those offered by the Bank or Meta Payment Systems® (“MPS”), a division of the Bank; credit quality and adequacy of reserves; technology; and the Company’s employees. The following factors, among others, could cause the Company’s financial performance to differ materially from the expectations, estimates, and intentions expressed in such forward-looking statements: the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System (the “Federal Reserve”), as well as efforts of the United States Treasury in conjunction with bank regulatory agencies to stimulate the economy and protect the financial system; inflation, interest rate, market, and monetary fluctuations; the timely development of and acceptance of new products and services offered by the Company as well as risks (including reputational and litigation) attendant thereto and the perceived overall value of these products and services by users; the risks of dealing with or utilizing third parties; the scope of restrictions and compliance requirements imposed by the supervisory directives and/or the Consent Orders entered into by the Company and the Bank with the Office of Thrift Supervision (the functions of which were transferred to the Office of the Comptroller of the Currency (“OCC”) and the Federal Reserve) and any other such regulatory actions which may be initiated; the impact of changes in financial services’ laws and regulations, including but not limited to our relationship with our regulators, the OCC and the Federal Reserve; technological changes, including, but not limited to, the protection of electronic files or databases; acquisitions; litigation risk in general, including, but not limited to, those risks involving the MPS division; the growth of the Company’s business, as well as expenses related thereto; changes in consumer spending and saving habits; and the success of the Company at managing and collecting assets of borrowers in default.The foregoing list of factors is not exclusive. Additional discussions of factors affecting the Company’s business and prospects are contained in the Company’s periodic filings with the SEC. The Company expressly disclaims any intent or obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company or its subsidiaries.Other important information about the Company is available at http://www.metafinancialgroup.com  *

 Meta Management  *  J. Tyler Haahr Chairman and Chief Executive Officer, Meta Financial GroupTyler Haahr has been with Meta Financial Group since March 1997. Previously he was a partner with the law firm of Lewis and Roca LLP, Phoenix, Arizona. Tyler received his B.S. degree with honors at the University of South Dakota in Vermillion, SD. He graduated with honors from the Georgetown University Law Center, Washington, D.C. Brad C. Hanson President, Meta Financial Group and MetaBankBrad Hanson founded Meta Payment Systems in May 2004. He has more than 20 years of experience in financial services, including numerous banking, card industry and technology-related capacities. During his career Brad has played a significant role in the development of the prepaid card industry. Brad graduated from the University of South Dakota in Vermillion, SD with a degree in Economics. Glen W. HerrickChief Financial Officer, Meta Financial Group and MetaBank Glen Herrick was appointed EVP & Chief Financial Officer in October 2013 after joining Meta in March 2013. Previously, he served in various finance and risk management roles at Wells Fargo, including as CFO of Wells Fargo’s student loan division. Glen received his B.S. degree in Engineering Management from the United States Military Academy in West Point, N.Y. and MBA from the University of South Dakota. He also graduated from the Stonier Graduate School of Banking.

 Who we are …  Loans *Strong Economy and Local Markets  $1,278 MNetSpendMoney NetworkBlackhawkSeveral Dozen Others  *  $460 MIowaSouth Dakota  MetaBank  Retail Bank  Meta Payment Systems  Meta Financial Group  Deposits **Business Partners   * Quarter End – Net ALL ** Quarter Average *** For Quarter Ended June 30, 2014

 Who we are …  Retail BankGrowing community bankStrong local economy11 branch locations in Iowa and South Dakota42% year-over-year loan growth*Meta Payment Systems (MPS)Dynamic payment systems divisionA top prepaid card issuer in USStrong deposit growth Nationally focused  *  *Quarter End Net of ALL

 Recognition  Meta Financial Group: (NASDAQ: CASH)#68 in American Banker Magazine “Top 200 Community Banks and Thrifts” (June 2014) Top 1% based on 3 year ROETop 100 in ABA Banking Journal’s annual Performance Ranking for $1B-$10B banks (2014)2nd largest PPD card issuer in the U.S. ranked by purchase volume – The Nilson Report (2014)Top 40 of ACH originators for the year 2013 (NACHA 2014)Top 30 of ACH receivers for the year 2013 (NACHA 2014)Added to Russell 2000 Index in June 2013#7 ranked U.S. bank for fee income per Bank Director magazine’s 4th Quarter 2013 edition Added to NASDAQ’s ABA Community Bank Index (ABQI) in December 2013  *

 Strategic Goals  Grow MPS DivisionScalable operating infrastructureLeverage low/no cost fundsDiverse product set: reloadable, payroll, gift, incentive, virtual, travelMPS “financial inclusion” programs for unbanked, underbankedExercise “Early Adopter” advantage in regulatory complianceMaintain strong credit and investment qualityEmphasize asset diversification, yield enhancement and strong, high quality loan growthDevelop new product initiatives – payments, deposits and credit   *

 Compliance and Oversight Systems  Early adopter of sophisticated compliance systemsInvestments in program design, training and technologyImplemented enhanced BSA/AML technologyEnhanced infrastructure to support growth with moderating expensesShifting focus to business development opportunitiesHigh competitive barriers to entryExpertise, Capital, ComplianceOperational infrastructureHigh start-up costsSubstantial progress with OCC  *

 Growing our business  Capitalizing on synergies: community banking, MPSMPS provides MFG over $1.27 billion in no-cost funds High growth industry segmentExpect material benefits as interest rates riseLeveraging MPS leadership in prepaid card segmentHigh growth industry with Meta having large market shareMeta sponsors ~65% of U.S. “white label” ATMsEmergent leader in “virtual cards” for electronic settlements38 patents with over a dozen pending  *

 Deposits and Cost of Funds  *  Avg. Deposits-$millions  Cost of Funds

 Retail Bank  Successful regional enterprise60 years in business 11 locations in Iowa and S. DakotaGrowing, profitable operationsStrong, loyal customer baseDiverse customer base Attractive combination of retail, commercial and agriculturalLoan growth of 42% over the last year*Expect loan growth to be robust in the next yearVery strong credit quality  *  *Quarter End Net of ALL

 *  Where MetaBank is located  BrookingsSioux FallsStorm LakeDes Moines

 Financial Highlights  Net Income$12.35 million in fiscal 2014 YTD, +24% over prior year same periodStrong earnings profileAnnualized ROAA of 0.86% and annualized ROAE of 10.8% Very Strong asset qualityNPAs markedly lower than peer group at 0.04% of total assetsIncreased market capitalization over prior yearPrudent Capital management with flexibility  *

 Interest Rate Risk Management  Positively leveraged for higher rate environmentOCI volatile relative to peers; GAAP does not capture balance sheet true valueMeta mark includes ~75% of assets vs. typical “peer” at 20%Unrecognized value of low or zero cost depositsExpect securities portfolio yield and Net Interest Margin (NIM) to continue to increase given current interest rate environmentAdditional reinvestment opportunity in up environment$9MM to $11MM per month run-offNew deposits generated by MPS deployed at higher ratesNIM up 10 bps over the prior quarter and 36 bps in the last 9 mos with further expansion expected based on the current interest rate environment  *

 Capital Management  Successfully raised $61.0 million in new capital in 2012-13 via private placements and an ATM offeringMaintain strong capital ratiosCommon Equity Tier 1 capital at least 8%Risk-Based over 20%Support growth and acquisition opportunitiesIncrease in share price gives additional acquisition capabilities  *

 Earnings power while Growing equity  *   Fiscal year end of September 30

 Balance Sheet ($000s)  *     Sep10  Sep11  Sep12  Sep13  June13 *  June14*  Cash And Cash Equivalents  94,248  132,149  106,067  73,733  62,211  75,120  Investments and MBS   511,011  615,320  998,826  1,176,811  1,248,482  1,319,198  Loans Receivable Net  369,563  314,484  329,689  364,100  335,936  450,628  Other Assets  64,037  64,825  61,412  98,760  86,578  143,662   Assets  1,038,859  1,126,778  1,495,994  1,713,404  1,733,207  1,988,608                Liabilities  968,144  1,047,699  1,387,222  1,577,589  1,586,207  1,827,474  Shareholders' Equity  70,715  79,079  108,772  135,815  147,000  161,134   Liabilities and Equity  1,038,859  1,126,778  1,495,994  1,713,404  1,733,207  1,988,608  *Quarter Average Fiscal Year End of September 30

 Income Statement ($000s)  *  Meta Financial Group  2010  2011  *2012  2013  **2013 Q3  **2014 Q3  Net Interest Income After Provision   17,299    34,034    32,685   36,022  27,161  33,359   Total Non Interest Income   97,444    57,491    69,574   55,503  ***42,064  39,131  Compensation and Benefits   32,529    30,467    31,104   34,106  25,917  28,288  Card Processing Expense   38,242    23,286    17,373    15,584   12,143  11,668  All Other Expense   24,159    29,509   26,986  24,713   18,627  17,685  Net Income (Loss) Before Taxes   19,813    8,263   26,796   17,122   12,538  14,849  Income Tax Expense (Benefit)   7,420    3,623    9,682    3,704   2,594  2,500  Net Income (Loss)   12,393    4,640    17,114    13,418   9,944  12,349   * Includes $11.4M Gain-on-Sale of GNMA Securities ** Amounts are YTD*** Includes $2.4M Gain-on-Sale of SecuritiesFiscal Year End of September 30

 Total Assets  *  *Quarter Average Fiscal Year End of September 30   19.2% CAGR  $millions

 Total Net Loans  *  *Quarter AverageFiscal Year End of September 30   $millions

 Non-Performing Assets  *   Fiscal Year End September 30   $millions of non-performing assets  % of total assets

 Total Revenue  *   * Includes $11.4M Gain-on-Sale of GNMA Securities**Includes $2.4M Gain-on-Sale of Securities  $millions   Fiscal Year End September 30

 Meta Value Proposition  Leading issuer of prepaid debit cardsSpringboard into other products and servicesStrong capital positionCapacity to fund our growth objectives Stable, low cost funding advantageSteady dividend policy Potential for upward trend in earningsNormalized interest rates Asset diversification~85% of deposits are low or no-cost  *

 *  NASDAQ: CASH